UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2005

ANGIODYNAMICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-50761	11-3146460
(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York	12804
(Address of Principal Executive Offices)	(Zip Code)

(518) 798-1215

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Item 7.01	Regulation FD Disclosure

The following information is furnished pursuant to both Item 2.02 and Item 7.01

On December 19, 2005, AngioDynamics, Inc. issued a press release announcing its financial results for the thirteen and twenty-six weeks ended November 26, 2005. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by AngioDynamics, Inc. on December 19, 2005, regarding financial results for the thirteen and twenty-six weeks ended November 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2005		ANGIODYNAMICS, INC.
(Registrant)

	By:	/s/ Joseph G. Gerardi
Joseph G. Gerardi
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued by AngioDynamics, Inc. on December 19, 2005, regarding financial results for the thirteen and twenty-six weeks ended November 26, 2005.